Exhibit 99.1

Equity One, Inc.
Supplemental Information Package

June 30, 2003

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2003
(unaudited)

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation
On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company for the period from February 12, 2003 through June 30, 2003.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
for the periods ended June 30, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Six months ended

	Jun 30, 2003	Jun 30, 2002	Jun 30, 2003	Jun 30, 2002

Total dividends paid per share	$0.27	$0.27	$0.54	$0.54
Funds from operations per share	$0.36	$0.33	$0.71	$0.68
Dividend / FFO payout ratio	75.0%	81.8%	76.1%	79.4%
FFO multiple (annualized if < 12 months)	11.4	10.6	11.5	10.3
Adjusted funds from operations per share	$0.34	$0.31	$0.68	$0.64
Dividend / AFFO payout ratio	79.4%	87.1%	79.4%	84.4%
AFFO multiple (annualized if < 12 months)	12.1	11.3	12.1	10.9
Net Income	$16,352	$8,438	28,696	21,705
Income from discontinued operations	(1,499)	(1,530)	(2,181)	(8,539)
Minority interest in consolidated subsidiaries	238	26	379	51
Loss on extinguishment of debt	—	—	623	—
Interest expense	10,588	5,384	18,307	11,396
Amortization of deferred financing fees	309	217	595	413
Rental property depreciation and amortization	7,086	3,266	12,099	6,476

EBITDA	$33,074	$15,801	$58,518	$31,502

Interest expense	$10,588	$5,384	$18,307	$11,396
EBITDA : interest coverage ratio	3.1	2.9	3.2	2.8
EBITDA margin (EBITDA/total revenues)	66.8%	66.0%	66.4%	64.3%
Net operating income (NOI) from continuing operations
Total rental revenue	$49,162	$23,508	$87,174	$48,055
Property operating expenses (1)	13,328	6,708	24,360	14,216

Net operating income	$35,834	$16,800	$62,814	$33,839

NOI margin (NOI/total rental income)	72.9%	71.5%	72.1%	70.4%
(1) net of intercompany expenses.
Same property NOI (2)
Total rental revenue	$22,367	$22,043	$45,043	$44,294
Property operating expenses	6,677	6,678	13,618	13,364

Net operating income	$15,690	$15,365	$31,425	$30,930

Growth in same property NOI	2.1%		1.6%
Growth in same property NOI, excluding termination fees	2.3%		2.1%
	(2) Includes only those properties operated in the current and prior periods; excludes the effects of prior year expense recoveries and adjustments, if any.
General & administrative expenses	$3,279	$1,574	$5,520	$3,570
as % of total revenues	6.62%	6.58%	6.26%	7.29%
as % of total assets (annualized)	0.88%	0.88%	0.74%	1.00%

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of June 30, 2003 and December 31, 2002
(in thousands, except per share data)

	Jun 30, 2003	Dec 31, 2002

Closing market price	$16.40	$13.35
Dividend yield (based on current annualized dividend)	6.59%	8.09%
Book value per share (fully diluted, end of period)	$11.41	$10.00
Liquidity
Cash and cash equivalents	$2,119	$2,944

Cash held in escrow	$3,381	$5,933

Revolving credit facilities
Gross available under current credit facilities	345,000	81,703
less: Outstanding balance	(98,931)	(23,000)
Holdback for letters of credit	(1,378)	(1,073)
Escrowed for tax and insurance	—	(186)

Net available under credit facilities	$244,691	$57,444

Equity capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	63,084.193	34,210.147
Diluted common shares
Unvested restricted common shares	432.702	330.335
Walden Woods shares	93.656	93.656
Northport operating partnership units	261.850	261.850
IRT Partners operating partnership units	734.266	—
Common stock options (treasury method, closing price)	406.057	113.248

Fully diluted common stock shares	65,012.724	35,009.236

Total debt (excluding unamortized premium)	$669,196	$355,143
Cash and cash equivalents, cash held in escrow	(5,500)	(8,877)
Securities held for sale	(413)	(921)

Net debt	663,283	345,345
Equity market capitalization (fully diluted, end of period)	1,066,209	467,373

Total market capitalization	$1,729,492	$812,718

Net debt to total market capitalization	38.4%	42.5%
Gross real estate investments	$1,458,222	$718,864
Net debt to gross real estate investments	45.5%	48.0%
Fixed rate debt (excluding unamortized premium)	$570,265	$307,508
Variable rate debt — hedged	70,000	—
Variable rate debt — unhedged	28,931	47,635

Total debt	$669,196	$355,143

% Fixed rate debt	85.2%	86.6%
% Variable rate debt — hedged	10.5%	0.0%
% Variable rate debt — unhedged	4.3%	13.4%
Weighted-average interest rate on mortgage debt	7.43%	7.52%
Weighted-average interest rate on senior unsecured notes	7.55%	N/A

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended June 30, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Six months ended

	Jun 30, 2003	Jun 30, 2002	Jun 30, 2003	Jun 30, 2002

Rental income
Minimum rents	$37,671	$17,983	$66,602	$35,388
Expense recoveries	10,590	5,140	18,599	11,218
Termination fees	438	111	497	234
Percentage rent payments	463	274	1,476	1,215

Total rental revenue	49,162	23,508	87,174	48,055
Investment income	343	392	874	805
Other income	27	37	90	135

Total revenues	49,532	23,937	88,138	48,995

Costs and expenses
Property operating expenses	13,328	6,708	24,360	14,216
Interest expense	10,588	5,384	18,307	11,396
Amortization of deferred financing fees	309	217	595	413
Rental property depreciation and amortization	7,086	3,266	12,099	6,476
General and administrative expenses	3,279	1,574	5,520	3,570

Total costs and expenses	34,590	17,149	60,881	36,071

Income before equity in income of joint ventures, loss on extinguishment of debt and minority interest in consolidated subsidiaries	14,942	6,788	27,257	12,924
Equity in income of joint ventures	149	146	260	293
Loss on extinguishment of debt	—	—	(623)	—

Income before minority interest in consolidated subsidiaries	15,091	6,934	26,894	13,217
Minority interest in consolidated subsidiaries	(238)	(26)	(379)	(51)

Income from continuing operations	14,853	6,908	26,515	13,166

Discontinued operations
Income from operations of sold properties	128	549	307	1,436
Gain on disposal of income producing properties	1,371	981	1,874	7,103

Income from discontinued operations	1,499	1,530	2,181	8,539

Net income	$16,352	$8,438	$28,696	$21,705

Basic earnings per share
Income from continuing operations	$0.25	$0.21	$0.49	$0.42
Income from discontinued operations	0.02	0.04	0.04	0.27

Net income	$0.27	$0.25	$0.53	$0.69

Diluted earnings per share
Income from continuing operations	$0.24	$0.21	$0.48	$0.41
Income from discontinued operations	0.02	0.04	0.04	$0.27

Net income	$0.26	$0.25	$0.52	$0.68

Weighted average shares outstanding
Basic	60,920	33,255	54,080	31,316

Diluted	62,824	33,967	55,671	31,999

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended June 30, 2003
(in thousands, except per share data)

	Three months ended			Six months ended
	Jun 30, 2003			Jun 30, 2003

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental income Minimum rents	$37,671	$—	$37,671	$66,602	$238	$66,840
Expense recoveries	10,590	(4)	10,586	18,599	(4)	18,595
Termination fees	438	—	438	497		497
Percentage rent payments	463	—	463	1,476		1,476

Total rental income	49,162	(4)	49,158	87,174	234	87,408
Investment income	343	—	343	874	—	874
Other income	27	—	27	90	—	90

Total revenues	49,532	(4)	49,528	88,138	234	88,372

Costs and expenses
Property operating expenses	13,328	(5)	13,323	24,360	21	24,381
Interest expense	10,588	—	10,588	18,307		18,307
Amortization of deferred financing fees	309	—	309	595		595
Rental property depreciation and amortization	7,086	—	7,086	12,099	33	12,132
General and administrative expenses	3,279	—	3,279	5,520		5,520

Total costs and expenses	34,590	(5)	34,585	60,881	54	60,935

Income before equity in income of joint ventures, loss on extinguishment of debt and minority interest in consolidated subsidiaries	14,942	1	14,943	27,257	180	27,437
Equity in income of joint ventures	149	127	276	260	127	387
Loss on extinguishment of debt	—	—	—	(623)	—	(623)

Income before minority interest in consolidated subsidiaries	15,091	128	15,219	26,894	307	27,201
Minority interest in consolidated subsidiaries	(238)	—	(238)	(379)	—	(379)

Income from continuing operations	14,853	128	14,981	26,515	307	26,822

Discontinued operations
Income from operations of sold properties	128	(128)		307	(307)
Gain on disposal of income producing properties	1,371	—	1,371	1,874	—	1,874

Income from discontinued operations	1,499	(128)	1,371	2,181	(307)	1,874

Net income	$16,352	$—	$16,352	$28,696	$—	$28,696

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended June 30, 2002
(in thousands, except per share data)

	Three months ended			Six months ended
	Jun 30, 2002			Jun 30, 2002

	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental income
Minimum rents	$17,983	$870	$18,853	$35,388	$2,190	$37,578
Expense recoveries	5,140	139	5,279	11,218	312	11,530
Termination fees	111	25	136	234	25	259
Percentage rent payments	274	—	274	1,215	—	1,215

Total rental income	23,508	1,034	24,542	48,055	2,527	50,582
Investment income	392	—	392	805	—	805
Other income	37	—	37	135	—	135

Total revenues	23,937	1,034	24,971	48,995	2,527	51,522

Costs and expenses
Property operating expenses	6,708	195	6,903	14,216	562	14,778
Interest expense	5,384	107	5,491	11,396	215	11,611
Amortization of deferred financing fees	217	4	221	413	8	421
Rental property depreciation and amortization	3,266	192	3,458	6,476	323	6,799
General and administrative expenses	1,574	—	1,574	3,570	—	3,570

Total costs and expenses	17,149	498	17,647	36,071	1,108	37,179

Income before equity in income of joint ventures, loss on extinguishment of debt and minority interest in consolidated subsidiaries	6,788	536	7,324	12,924	1,419	14,343
Equity in income of joint ventures	146	13	159	293	17	310
Loss on extinguishment of debt	—	—	—	—	—	—

Income before minority interest in consolidated subsidiaries	6,934	549	7,483	13,217	1,436	14,653
Minority interest in consolidated subsidiaries	(26)	—	(26)	(51)	—	(51)

Income from continuing operations	6,908	549	7,457	13,166	1,436	14,602

Discontinued operations
Income from operations of sold properties	549	(549)	—	1,436	(1,436)	—
Gain on disposal of income producing properties	981	—	981	7,103	—	7,103

Income from discontinued operations	1,530	(549)	981	8,539	(1,436)	7,103

Net income	$8,438	$—	$8,438	$21,705	$—	$21,705

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended June 30, 2003 and 2002
(in thousands, except per share data)

	Three months ended		Six months ended

	Jun 30, 2003	Jun 30, 2002	Jun 30, 2003	Jun 30, 2002

Net income	$16,352	$8,438	$28,696	$21,705
Rental property depreciation and amortization	7,086	3,458	12,132	6,799
Gain on sale of real estate	(1,371)	(981)	(1,874)	(7,103)
Interest on convertible partnership units	(22)	65	43	130
Minority interest in earnings of consolidated subsidiaries	238	26	379	51
Share of real estate depreciation in joint ventures	139	140	300	314

Funds from operations	$22,422	$11,146	$39,676	$21,896

Increase	101.2%		81.2%
FFO per share (diluted)	$0.36	$0.33	$0.71	$0.68
Increase	9.1%		4.4%

Adjusted funds from operations (AFFO)
Funds from operations	$22,422	$11,146	$39,676	$21,896
less:
Straight line rent adjustment	477	33	810	65

Recurring capital expenditures
Tenant improvements	67	90	335	343
Leasing commissions and fees	318	220	531	342
Other capital expenditures	203	296	307	518

Total recurring capital expenditures	588	606	1,173	1,203

Adjusted funds from operations	$21,357	$10,507	$37,693	$20,628

Increase	103.3%		82.7%
AFFO per share (diluted)	$0.34	$0.31	$0.68	$0.64
Increase	9.7%		6.3%

Weighted average diluted shares	62,824	33,967	55,671	31,999

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of June 30, 2003 and December 31, 2002
(in thousands, except per share data)

	Jun 30, 2003	Dec 31, 2002

Assets
Properties
Income producing	$1,414,908	$682,941
Less: accumulated depreciation	(52,059)	(40,433)

Rental property	1,362,849	642,508
Construction in progress and land held for development	42,104	35,923
Property held for sale	1,210	—

Properties, net	1,406,163	678,431
Cash and cash equivalents	2,119	2,944
Cash held in escrow	3,381	5,933
Accounts and other receivables, net	11,964	7,053
Investments in and advances to joint ventures	8,503	10,021
Goodwill, net	22,535	2,276
Other assets	27,841	23,411

Total assets	$1,482,506	$730,069

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$420,265	$332,143
Revolving credit facilities	98,931	23,000
Senior unsecured notes payable	150,000	—

Total debt	669,196	355,143
Unamortized interest premium on notes payable	20,945	—

Total debt (including interest premium)	690,141	355,143
Accounts payable and accrued expenses	25,416	14,760
Tenant security deposits	6,678	4,342
Other liabilities	2,895	1,724

Total liabilities before minority interest	725,130	375,969

Minority interest in consolidated subsidiaries	15,763	3,869

Stockholders’ equity
Common stock	635	345
Additional paid-in capital	749,327	355,450
Retained earnings	1,451	5,969
Accumulated other comprehensive gain (loss)	1	(46)
Unamortized restricted stock compensation	(6,194)	(4,375)
Note receivable from issuance of common stock	(3,607)	(7,112)

Total stockholders’ equity	741,613	350,231

Total liabilities and stockholders’ equity	$1,482,506	$730,069

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2003
(in thousands)

	Maturity		June 30, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate mortgage debt
Lantana Village	02/15/05	6.950%	$3,744	$3,816
Elmwood Oaks	06/01/05	8.375%	7,500	—
Benchmark Crossing	08/01/05	9.250%	3,354	3,393
Sterling Plaza	09/01/05	8.750%	4,034	4,083
Townsend Square	10/01/05	8.500%	4,886	4,922
Green Oaks	11/01/05	8.375%	3,062	3,100
Melbourne Plaza	11/01/05	8.375%	1,770	1,792
Oak Hill (*)	01/01/06	7.625%	—	2,016
Walden Woods	08/01/06	7.875%	2,441	2,492
Big Curve	10/01/06	9.190%	5,496	5,552
Highland Square	12/01/06	8.870%	4,092	4,135
Park Northern	12/01/06	8.370%	2,332	2,377
University Mall	12/01/06	8.440%	12,597	12,680
Rosemeade	12/01/07	8.295%	3,212	3,244
Colony Plaza	01/01/08	7.540%	3,034	3,053
Parkwood (2)	01/01/08	7.280%	6,237	6,277
Richwood (2)	01/01/08	7.280%	3,213	3,234
Commonwealth	02/15/08	7.000%	2,810	2,864
Mariners Crossing	03/01/08	7.080%	3,403	3,425
Pine Island/Ridge Plaza	07/01/08	6.910%	25,107	25,274
Forestwood	01/01/09	5.070%	7,363	7,425
Shoppes of North Port	02/08/09	6.650%	4,155	4,201
Prosperity Centre	03/01/09	7.875%	6,564	6,730
North Village Center	03/15/09	8.130%	1,572	—
Shoppes of Ibis	09/01/09	6.730%	5,949	6,031
Tamarac Town Square	10/01/09	9.190%	6,246	—
Park Promenade	02/01/10	8.100%	6,331	6,360
Skipper Palms	03/01/10	8.625%	3,571	3,585
Jonathan’s Landing	05/01/10	8.050%	2,917	2,932
Bluff’s Square	06/01/10	8.740%	10,124	10,162
Kirkman Shoppes	06/01/10	8.740%	9,560	9,596
Ross Plaza	06/01/10	8.740%	6,667	6,693
Boynton Plaza	07/01/10	8.030%	7,527	7,561
Pointe Royale	07/15/10	7.950%	4,650	4,763
Plymouth Park East 1 (3)	08/01/10	8.250%	152	154
Plymouth Park East 2 (3)	08/01/10	8.250%	457	463
Plymouth Park North (3)	08/01/10	8.250%	8,154	8,260
Plymouth Park South (3)	08/01/10	8.250%	609	617
Plymouth Park Story North (3)	08/01/10	8.250%	375	380
Plymouth Park West (3)	08/01/10	8.250%	2,437	2,468

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2003
(in thousands)

	Maturity		June 30, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Shops at Skylake	08/01/10	7.650%	$14,799	$14,964
Parkwest Crossing	09/01/10	8.100%	4,748	—
Spalding Village	09/01/10	8.190%	10,681	—
Minyards	11/01/10	8.320%	2,528	2,546
Charlotte Square	02/01/11	9.190%	3,644	—
Forest Village	04/01/11	7.270%	4,510	4,533
Boca Village	05/01/11	7.200%	8,340	8,382
Heritage Walk	05/01/11	7.250%	7,066	—
MacLand Pointe	05/01/11	7.250%	5,888	—
Pine Ridge Square	05/01/11	7.020%	7,392	—
Sawgrass Promenade	05/01/11	7.200%	8,340	8,382
Plaza Del Rey (*)	09/01/11	8.125%	—	2,202
Lake Mary	11/01/11	7.250%	24,645	24,763
Lake St. Charles	11/01/11	7.130%	3,892	3,911
Marco Town Center	01/01/12	6.700%	8,803	8,875
Riverside Square	03/01/12	9.190%	7,743	—
Cashmere	11/01/12	5.880%	5,294	5,343
Eastwood	11/01/12	5.880%	6,308	6,366
Meadows	11/01/12	5.870%	6,630	6,690
Lutz Lake	12/01/12	6.280%	7,500	—
Village at Northshore	07/01/13	9.000%	4,283	—
Summerlin Square	02/01/14	6.750%	4,029	4,156
Bird Ludlum	02/15/15	7.680%	10,582	10,857
Treasure Coast	04/01/15	8.000%	4,932	—
Shoppes of Silverlakes	07/01/15	7.750%	2,854	—
West Lakes Plaza (*)	06/01/16	7.875%	—	4,979
Grassland Crossing	12/01/16	7.870%	6,059	—
Mableton Crossing	08/15/18	6.850%	4,202	—
Atlantic Village (*)	11/01/18	6.850%	—	4,449
Chastain Square	02/28/24	6.500%	3,964	—
Daniel Village	02/28/24	6.500%	4,332	—
Douglas Commons	02/28/24	6.500%	5,162	—
Fairview Oaks	02/28/24	6.500%	4,886	—
Madison Centre	02/28/24	6.500%	3,963	—
Paulding Commons	02/28/24	6.500%	6,728	—
Siegen Village	02/28/24	6.500%	4,378	—
Wesley Chapel Crossing	02/28/24	6.500%	3,456	—
Total fixed rate mortgage debt (73 loans)	6.77 years	7.43%	$420,265	$307,508
Interest premium	(wtd-avg maturity)	(wtd-avg rate)	6,893	—

Total fixed rate mortgage debt (including interest premium)			$427,158	$307,508

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2003
(in thousands)

	Maturity		June 30, 2003	Dec 31, 2002
Property	date	Rate (1)	balance	balance

Fixed rate senior unsecured notes payable
7.77% senior notes	04/01/06	7.77%	$50,000	$—
7.25% senior notes	08/15/07	7.25%	75,000	—
7.84% senior notes	01/23/12	7.84%	25,000	—

Total fixed rate senior unsecured notes payable	4.46 years	7.55%	150,000	—
Interest Premium		(wtd-avg rate)	14,052	—

Total fixed rate senior unsecured notes payable (including interest premium)			$164,052	$—

Total fixed rate debt			$570,265	$307,508
Interest Premium			20,945	—

Total fixed rate debt (including interest premium)			$591,210	$307,508

Variable rate mortgage debt
Comerica (**)	02/28/04	LIBOR + 150	—	24,635

Total variable rate mortgage debt			$—	$24,635

Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06	LIBOR + 100	98,000	—
$5MM City National Bank Unsecured	08/13/03	LIBOR + 225	931	—
Wells Fargo (**)	02/26/05	LIBOR + 125	—	23,000

Total revolving credit facilities			$98,931	$23,000

Total variable rate debt			$98,931	$47,635

Total debt			$669,196	$355,143
Interest Premium			20,945	—

Total debt (including interest premium)			$690,141	$355,143

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	NA
S&P			BBB- (Stable)	NA

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2003
(in thousands)

Maturity schedule	Scheduled	Balloon
by year	amortization	payments (4)	Total

2003	$4,241	$931	$5,172
2004	8,980	—	8,980
2005	9,440	27,180	36,620
2006	9,686	172,758	182,444
2007	9,779	77,864	87,643
2008	9,831	40,104	49,935
2009	9,190	24,332	33,522
2010	8,070	80,848	88,918
2011	6,379	65,570	71,949
2012	5,573	59,683	65,256
Thereafter	33,727	5,034	38,761

Total	$114,896	$554,304	$669,196

(1)	The rate in effect on June 30, 2003.

(2)	The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(3)	All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(4)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

(*)	This loan was repaid in full, subject to a prepayment penalty in January 2003.

(**)	Concurrent with the IRT merger this revolving credit facility or variable rate loan was repaid.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2003

							Supermarket anchor
		Year	Total		# of tenants					Other	Average
		built /	square	Percent			owned	shadow	name	anchor	base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	tenants	per leased SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	96.3%	11	1	37,912		Publix	Rite Aid	$9.53
									(6/1/2017)
Stadium Plaza	Phenix City	1988	70,475	100.0%	20	0	30,625		Piggly Wiggly	CVS Drugs	7.56
									(1/31/2008)
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	100.0%	9	0	44,000		Winn-Dixie	Rite Aid	7.11
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (3)			199,690	98.8%	40	1	12,537	0			$8.04

ARIZONA (3)
Big Curve	Yuma	1969 / 1996	126,402	95.3%	30	3		60,000	Albertsons	Walgreens, Miller's Outpost	9.80
Park Northern	Phoenix	1982 / 1996	126,852	92.9%	21	4	51,511		Safeway	Bealls, Showbiz Pizza	6.68
									(5/31/2008)
Southwest Walgreens	Phoenix	1975 / 1998	93,402	52.8%	15	3				Walgreens	10.68

TOTAL SHOPPING CENTERS ARIZONA (3)			346,656	83.0%	66	10	51,511	60,000			$8.68

FLORIDA (72)
North Florida (12)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	90.2%	23	2	39,795		Publix	Jo-Ann's Fabrics	10.03
									(10/31/2008)
Beauclerc Village	Jacksonville	1962 / 1988	70,429	100.0%	12	0				Big Lots, Goodwill, Bealls Outlet	7.63
Commonwealth	Jacksonville	1984 / 1998	81,467	100.0%	16	0	48,997		Winn-Dixie		8.07
									(2/28/2018)
Forest Village	Tallahassee	2000	71,526	91.5%	15	2	37,866		Publix		10.33
									(4/30/2020)
Ft. Caroline	Jacksonville	1985 / 1995	74,546	100.0%	13	1	45,500		Winn-Dixie	Eckerd* (Bealls Outlet)	7.39
									(5/31/2015)
Losco	Jacksonville	2000	8,700	100.0%	8	0		45,820	Winn-Dixie		18.43
Mandarin Landing	Jacksonville	1976 / 2000	141,565	96.3%	34	3	34,400		Publix	Office Depot, Eckerd	8.44
									(2/14/2007)
Monument Point	Jacksonville	1985 / 1997	76,628	100.0%	14	0	46,772		Winn-Dixie	Eckerd	6.34
									(3/27/2005)
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Walgreens* (Bonus Dollar)	6.70
									(5/11/2005)
Parkmore Plaza	Milton	1986	159,067	98.5%	12	1				Wal-Mart*(Bealls), Big Lots	4.36
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld		4.27
									(12/31/2005)
South Beach	Jacksonville Beach	1990, 1991	289,964	96.0%	43	7	29,000		Food Lion	K-Mart, Stein Mart, Bealls	9.28
									(3/31/2010)
Central Florida (9)
Alafaya Commons	Orlando	1987	123,133	95.1%	26	4	54,230		Publix		11.26
									(11/30/2007)
Conway Crossing	Orlando	2002	76,321	94.4%	15	3	44,271		Publix		10.98
									(11/1/2017)
Shoppes of Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.05
									(4/30/2022)
Eustis Square	Eustis	1983 / 1997	126,791	67.5%	18	11	15,872		Save-a-Lot	Walgreens* (Bealls Outlet)	3.06
									(5/31/2013)
Kirkman Shoppes	Orlando	1973	88,820	96.1%	29	2				Eckerd	15.19
Lake Mary	Orlando	1988 / 2001	342,384	97.5%	63	24	63,139		Albertsons	K-Mart, Euro Fitness, Sun Star Theatres	11.65
									(6/30/2012)
Park Promenade	Orlando	1987 / 2000	125,818	97.0%	24	2	55,000		Publix	Orange County Library, Blockbuster	9.31
									(2/9/2007)
Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons		7.10
									(10/31/2018)
Unigold	Winter Park	1987	106,185	98.7%	20	1	52,500		Winn-Dixie	World Gym	9.98
									(4/30/2007)
Florida West Coast (18)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	97,390	91.6%	18	6	46,014		Publix	Eckerd* (Bealls), West Marine	10.20
									(11/30/2021)
Carrollwood	Tampa	1970 / 2002	94,203	86.5%	29	7	27,887		Publix	Eckerd	10.77
									(11/30/2022)
Charlotte Square	Port Charlotte	1980	96,188	97.2%	25	2	44,024		Publix	Seafood Buffet	7.58
									(1/31/2011)
Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	Eckerd	10.72
									(5/27/2012)
East Bay Plaza	Largo	1985 / 1997	85,426	57.2%	19	3		53,000	Albertsons	Family Dollar, Hollywood Video	9.74
Gulf Gate Plaza	Naples	1969, 1974	195,011	47.6%	14	7				Bealls Outlet, JoAnn Fabrics, Dockside Imp	7.01
Lake St. Charles	Tampa	1999	57,015	97.9%	7	1	46,295		Kash 'N Karry		9.74
									(6/30/2019)
Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.56
									(5/31/2022)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2003

							Supermarket anchor
		Year	Total		# of tenants					Other	Average
		built /	square	Percent			owned	shadow	name	anchor	base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	tenants	per leased SF

Florida West Coast (continued)
Marco Town Center	Marco Island	2001	109,830	92.0%	36	9	27,887		Publix		$16.44
									(1/31/2018)
Mariners Crossing	Spring Hill	1989 / 1999	85,507	92.4%	12	3	48,315		Kash 'N Karry		7.88
									(4/30/2020)
North River Village Center	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix	K-Mart, Walgreens* (Dollar Tree), Bealls	7.19
									(7/20/2008)
Regency Crossing	Port Richey	1986 / 2001	85,864	91.7%	18	6	44,270		Publix		10.56
									(2/28/2021)
Ross Plaza	Tampa	1984 / 1996	85,359	85.7%	17	3				Walgreens*, Ross Dress for Less	10.07
Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix		9.53
									(9/25/2011)
Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	9.44
									(12/11/2011)
Skipper Palms	Tampa	1984	88,000	91.8%	14	3	53,440		Winn-Dixie		8.42
									(5/31/2016)
Summerlin Square	Fort Myers	1986 / 1998	109,156	92.9%	23	5	45,500		Winn-Dixie	Eckerd	9.96
									(6/4/2006)
Venice Plaza	Venice	1971, 1979 / 1999	159,473	92.5%	14	4	42,582		Kash N' Karry	TJ Maxx, Appliance Elec Depot	4.40
									(9/30/2018)
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	89.5%	47	4	39,795		Publix	Walgreens	10.44
									(10/22/2006)
Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons		7.07
									(4/30/2025)
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.05
New Smyrna Beach	New Smyrna Beach	1987	118,451	93.4%	29	5	42,112		Publix	Walgreens* (Bealls), Burke's	9.99
									(9/30/2007)
Old King Commons	Palm Coast	1988	84,759	97.0%	17	2				Wal-Mart* (Scotty's, Staples)	7.64
Ryanwood	Vero Beach	1987	114,925	99.0%	31	1	39,795		Publix	Bealls Outlet, Books-A-Million	9.17
									(3/23/2017)
Salerno Village	Stuart	1987	58,804	95.6%	15	3	31,503		Winn Dixie	Eckerd	6.60
									(9/21/2007)
Treasure Coast	Vero Beach	1983	133,781	93.3%	19	6	59,450		Winn Dixie	TJ Maxx	8.53
									(4/12/2015)
South Florida / Atlantic Coast (25)
Bird Ludlum	Miami	1988 / 1998	192,282	100.0%	48	0	44,400		Winn-Dixie	Eckerd, Blockbuster, Goodwill	14.61
									(12/31/2007)
Boca Village	Boca Raton	1978	93,428	97.6%	21	1	36,000		Publix	Eckerd	14.35
									(3/31/2007)
Boynton Plaza	Boynton Beach	1978 / 1999	99,324	87.3%	25	5	37,664		Publix	Eckerd	10.06
									(8/31/2003)
Countryside Shops	Cooper City	1986, 1988, 1991	179,561	97.7%	43	3	39,795		Publix	Eckerd*, Stein Mart	11.55
									(12/4/2005)
Crossroads Square	Ft. Lauderdale	1973	249,508	92.0%	19	6				Lowe's (under construction), Eckerd	5.76
f/k/a University Mall
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	14.63
Epsilon	W. Palm Beach	1925 / 1997	18,707	24.6%	3	2					16.40
Greenwood	Palm Springs	1982, 1994	132,325	90.1%	28	7	50,032		Publix	Bealls, World Savings Bank	11.05
									(12/5/2014)
Lago Mar	Miami	1995	82,613	91.1%	18	3	42,323		Publix		11.91
									(9/13/2015)
Lantana Village	Lantana	1976 / 1999	175,480	98.4%	24	2	39,473		Winn-Dixie	K-Mart, Rite Aid* (Dollar Store)	6.58
									(2/15/2011)
Meadows	Miami	1997	75,524	95.2%	19	2	47,955		Publix		11.73
									(7/9/2017)
Pine Island	Davie	1983 / 1999	254,907	96.0%	43	4	39,943		Publix	Home Depot Expo, Rite Aid* (Bealls Outlet)	9.21
									(11/30/2013)
Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.2%	33	2	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture	12.69
									(6/30/2009)
Plaza Alegre	Miami	2003	88,111	90.8%	15	5	44,271		Publix	Goodwill	12.69
									(3/14/2023)
Plaza Del Rey	Miami	1985 / 1996	50,146	97.6%	22	1				Navarro Pharmacy	12.53
Point Royale	Miami	1970 / 2000	209,863	93.9%	24	3	45,350		Winn-Dixie	Best Buy, Eckerd* (Linen Supermarket)	6.50
									(2/18/2011)
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath &	14.80
										Beyond, Carmine's, TJ Maxx
Ridge Plaza	Davie	1984 / 1999	155,204	95.4%	25	4		(see Pine Island)	Publix	AMC Theater, Kabooms, Republic Security	8.90
										Bank, Uncle Funny's, Round Up
Riverside Square	Coral Springs	1987	107,941	89.3%	29	6	39,795		Publix		13.04
									(2/18/2007)
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	94.6%	27	2	36,464		Publix	Walgreens, Blockbuster	11.36
									(11/30/2004)
Shoppes of Ibis	West Palm Beach	1999	79,420	98.2%	17	1	51,420		Publix		12.22
									(4/30/2019)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2003

							Supermarket anchor
		Year	Total		# of tenants					Other	Average
		built /	square	Percent			owned	shadow	name	anchor	base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	tenants	per leased SF

South Florida / Atlantic Coast (continued)
Shops at Skylake	North Miami Beach	1999-2003	174,199	98.5%	43	3	51,420		Publix	Goodwill, Blockbuster	$15.07
									(7/31/2019)
Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,638	96.2%	34	3	47,813		Publix		15.63
									(6/14/2015)
Tamarac Town Square	Tamarac	1987	127,635	86.2%	28	11	37,764		Publix		10.46
									(12/15/2014)
West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	10.74
									(10/31/2016)

TOTAL SHOPPING CENTERS FLORIDA (72)			8,049,876	93.3%	1,574	220	2,481,288	152,670			$9.86

Georgia (20)
Atlanta (13)
Chastain Square	Atlanta	1981 / 2001	91,637	92.9%	24	4	37,366		Publix		15.53
									(5/31/2024)
Commerce Crossing	Commerce	1988	100,668	90.4%	7	3	32,000		Ingles	Wal-Mart *	4.01
									(9/26/2009)
Douglas Commons	Douglasville	1988	97,027	98.6%	18	1	59,431		Kroger		9.83
									(8/31/2013)
Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger		11.05
									(9/30/2016)
Grassland Crossing	Alpharetta	1996	90,906	94.7%	12	2	70,086		Kroger		11.50
									(6/30/2016)
Mableton Crossing	Mableton	1997	86,819	94.5%	16	2	63,419		Kroger		9.98
									(8/31/2017)
Macland Pointe	Marietta	1992, 1993	79,699	96.6%	15	2	55,999		Publix		10.04
									(12/29/2012)
Market Place	Norcross	1976	77,706	41.2%	17	6					13.82
Paulding Commons	Dallas	1991	192,391	98.4%	29	2	49,700		Kroger	K-Mart	7.92
									(2/28/2011)
Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	84.2%	20	4				Micro Center	10.27
Wesley Chapel Crossing	Decatur	1989	170,792	100.0%	25	0	32,000		Ingles	Wal-Mart, CVS Drugs	6.71
									(9/25/2009)
West Towne Square	Rome	1988	89,596	91.3%	16	2				Big Lots, Eckerd*	5.95
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	90.2%	23	4					16.93
Central Georgia (5)
Daniel Village	Augusta	1956 / 1997	177,032	88.3%	32	7	45,971		Bi-Lo	Eckerd*, St. Joseph Home Health	7.67
									(3/25/2022)
Heritage Walk	Milledgeville	1991, 1992	159,991	100.0%	12	0	46,676		Kroger	K-Mart	6.44
									(3/312020)
Spalding Village	Griffin	1989	235,318	58.3%	22	7	59,431		Kroger	JC Penney	7.39
									(5/31/2014)
Watson Central	Warner Robins	1989	227,747	89.0%	12	17	45,000		Winn-Dixie*	Wal-Mart*, Cory Everson Aerobics	5.07
									(12/5/2010)
Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960		Harris Teeter* (Omni Fitness)		9.02
									(4/1/2011)
South Georgia (2)
Colony Square	Fitzgerald	1987	50,000	96.4%	7	1	32,200		Food Lion		6.67
									(12/31/2007)
McAlphin Square	Savannah	1979	176,807	92.6%	23	3	43,600		Kroger	US Post Office, Big Lots	7.00
									(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (20)			2,356,049	88.8%	350	68	760,337	0			$8.22

KENTUCKY (1)
Scottsville Square	Bowling Green	1986	38,450	80.6%	8	4				Hancock Fabrics, Zap Zone	6.84

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	80.6%	8	4	0	0			$6.84

LOUISIANA (16)
										Hobby Lobby, Conn's Appliance, Big Lots,
Ambassador Row	Lafayette	1980, 1991	193,978	96.1%	23	2				Chuck E Cheese's	7.71
Ambassador Row Courtyards	Lafayette	1986, 1991	158,783	80.3%	22	8				Marshalls, Bed Bath & Body, Gateway	9.42
										Computers, Hancock Fabrics
Bluebonnet Village	Baton Rouge	1983	90,215	94.4%	17	5	33,387		Matheme's	Rite Aid*	7.92
									(11/30/2010)
The Boulevard	Lafayette	1976, 1994	68,012	62.8%	10	5				Piccadilly	8.19
Country Club Plaza	Slidell	1982 / 1994	64,686	92.3%	9	1	33,387		Winn-Dixie		5.66
									(1/31/2008)
The Crossing	Slidell	1988, 1993	113,989	97.4%	14	1	58,432		Albertsons	Campo Electric, Piccadilly	5.46
									(9/29/2009)
Elmwood Oaks	Harahan	1989	133,995	91.0%	7	1				Wal-Mart* (Academy Sports, Dollar Tree),	9.31
										The Wherehouse, Advance Auto* (Goodwill)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2003

							Supermarket anchor
		Year	Total		# of tenants					Other	Average
		built /	square	Percent			owned	shadow	name	anchor	base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	tenants	per leased SF

LOUISIANA (continued)
Grand Marche	Lafayette	1969	200,585	100.0%	1	0	N/A		Piggly Wiggly	Academy Sports	$0.14
Millervillage	Baton Rouge	1983, 1992	94,559	33.5%	10	4				Rite Aid	8.37
Pinhook Plaza	Lafayette	1979, 1992	194,725	33.0%	22	9				Rite Aid	8.86
Plaza Acadienne	Eunice	1980	105,419	100.0%	8	0	28,092		Super 1 Store	Fred's, Howard Brothers	3.57
									(6/30/2005)
Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly	Burke's Outlet, Harbor Freight Tools,	6.14
									Blockbuster
									(2/28/2007)
Siegen Village	Baton Rouge	1988	174,578	51.4%	14	6				Office Depot, Party City	9.61
Tarpon Heights	Galliano	1982	56,605	50.4%	9	2				Eckerd	6.11
Village at Northshore	Slidell	1988	144,638	100.0%	12	0				Service Merchandise* (Marshalls),	7.60
										Kirshman's, Bed Bath & Beyond
Wal-Mart Stores, Inc.	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (16)			1,926,097	79.4%	188	45	175,798	0			$6.37

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	6.04

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$6.04

NORTH CAROLINA (12)
Centre Pointe Plaza	Smithfield	1989	160,442	76.0%	18	1				Wal-Mart* (Belk's, Goody's)	5.84
Chestnut Square	Brevard	1985	39,640	87.9%	5	2	21,000		Food Lion	Eckerd* (Dollar General)	6.68
									(9/28/2010)
The Galleria	Wrightsville Beach	1986, 1990	92,344	83.5%	31	11	28,000		Harris Teeter	Eckerd	9.34
									(4/5/2006)
Parkwest Crossing	Durham	1990	85,602	98.4%	17	2	38,052		Food Lion		9.53
									(12/14/2010)
Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo	CVS Drugs	7.21
									(8/31/2006)
Providence Square	Charlotte	1973	85,930	89.6%	18	7	35,702		Harris Teeter	Eckerd	8.05
									(4/30/2006)
Riverview Shopping Center	Durham	1973 / 1995	132,106	85.3%	8	4	53,538		Kroger	Upchurch Drugs, Riverview Furniture	7.05
									(12/31/2014)
Salisbury Marketplace	Salisbury	1987	82,578	89.2%	15	3	37,308		Food Lion	CVS Drugs	9.18
									(2/11/2023)
Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock Fabrics)	3.17
Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie	Family Dollar	5.45
									(2/28/2006)
Thomasville Commons	Thomasville	1991	148,754	100.0%	12	0	32,000		Ingles	K-Mart, CVS Drugs	6.00
									(9/29/2012)
Willowdale Shopping Center	Durham	1986	120,984	89.9%	21	8	27,985		Harris Teeter	Carmike Cinemas, Eckerd* (Family Dollar)	8.58
									(5/14/2004)

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,139,220	90.2%	163	40	327,575	0			$7.06

SOUTH CAROLINA (4)
Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)
Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00
North Village Center	Durham	1984	60,356	100.0%	14	0	24,806		Bi-Lo	Dollar General, World Gym	8.09
									(5/31/2004)
Spring Valley	Columbia	1978 / 1997	75,415	98.4%	17	1	45,070		Bi-Lo	Eckerd	9.14
									(12/31/2017)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (4)			242,218	86.9%	35	3	89,076	0			$6.17

TENNESSEE (2)
Forrest Gallery	Tullahoma	1987	214,450	97.9%	26	3	48,780		Kroger	Wal-Mart* (Tractor Supply, Goodwill)	5.46
									(1/31/2008)
Smyrna Village	Smyrna	1992	83,334	87.6%	9	4	59,214		Kroger		8.03
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (2)			297,784	95.0%	35	7	107,994	0			$6.12

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2003

							Supermarket anchor
		Year	Total		# of tenants					Other	Average
		built /	square	Percent			owned	shadow	name	anchor	base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	tenants	per leased SF

TEXAS (32)
Houston (16)
Barker Cypress	Houston	1999	66,945	95.6%	14	3	41,320		H.E.B		$12.19
									(01/31/2014)
Beechcrest	Houston	1981 / 2001	90,797	100.0%	15	0	40,345		Randall's* (Viet Ho)	Walgreens*	8.81
									(6/24/2016)
Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	12.13
Bissonnet	Houston	1999	15,542	100.0%	8	0		63,000	Kroger	Blockbuster	14.39
Colony Plaza	Sugarland	1997	26,513	95.5%	14	1					18.28
Copperfield	Houston	1994	134,845	53.6%	26	7				JoAnn's Fabrics	12.37
Forestwood	Houston	1993	88,760	98.0%	15	1	59,334		Kroger		10.77
									(7/31/2013)
Grogan’s Mill	The Woodlands	1986	118,493	94.8%	22	4	56,558		Randall's*	Petco	12.00
									(6/24/2016)
Hedwig	Houston	1974	69,504	74.6%	11	2				Ross Dress for Less	13.87
Highland Square	Sugarland	1998	64,171	92.7%	24	3					16.50
Market at First Colony	Sugarland	1988	107,301	100.0%	35	0		62,000	Kroger	TJ Maxx, Eckerd	15.31
Mason Park	Katy	1998	160,047	73.6%	32	7		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais	11.84
										Royal, Petco
Mission Bend	Houston	1980 / 1999	131,575	93.1%	25	2	46,112		Randall's		8.91
									(6/24/2016)
Spring Shadows	Houston	1999	102,272	98.3%	16	1	62,661		H.E.B		9.76
									(4/30/2023)
Steeplechase	Jersey Village	1985	105,152	97.3%	24	2	56,208		Randall's		11.79
									(6/24/2016)
Wal-Mart Stores, Inc.	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27
Dallas (13)
Green Oaks	Arlington	1983	65,091	82.2%	27	6		58,000	Kroger		10.69
Melbourne Plaza	Hurst	1983	47,517	86.3%	14	4					11.35
Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
									(4/30/2020)
Parkwood	Plano	1985	81,590	94.0%	19	2		62,000	Albertsons	Planet Pizza	13.10
Plymouth Park East	Irving	1970	56,435	97.3%	9	1	42,130		Kroger		4.21
									(11/30/2010)
Plymouth Park North	Irving	1970	446,557	51.3%	40	18				Blockbuster, Dollar General, Thrift Store,	7.09
										Post Office, Chateau Theatre, Levines
Plymouth Park South	Irving	1970	49,102	74.8%	3	4				Betcha Bingo	6.44
Plymouth Park West	Irving	1970	178,930	95.6%	14	1				Bargain City	3.69
Richwood	Richardson	1984	54,872	80.9%	20	8		61,877	Albertsons	Blockbuster	12.01
Rosemeade	Carrollton	1986	51,234	64.8%	14	4		58,900	Kroger	Gold's Gym, Blockbuster	12.74
Sterling Plaza	Irving	1989	65,765	72.6%	15	1				Bank One, Warehouse Entertainment	15.70
Townsend Square	Desoto	1990	146,278	82.9%	30	8		60,349	Albertsons	Bealls, Victory Gym, Tutor Time	8.83
Village by the Park	Arlngton	1988	44,387	92.3%	9	1				Petco	16.56
San Antonio (3)
Bandera Festival	San Antonio	1989	189,438	51.4%	27	5				Bealls, Eckerd* (Scrapbook Heaven),	10.62
										Blockbuster
Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B		15.68
									(4/30/2015)
Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		2.86
									(12/31/2004)

TOTAL SHOPPING CENTERS TEXAS (32)			3,104,459	81.3%	549	96	590,947	485,016			$10.26

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2003

							Supermarket anchor
		Year	Total		# of tenants					Other	Average
		built /	square	Percent			owned	shadow	name	anchor	base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	exp date	tenants	per leased SF

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles	Wal-Mart	$5.81
									(9/25/2010)
Waterlick Plaza	Lynchburg	1973, 1988	98,694	80.8%	21	3	30,780		Kroger	CVS Drugs	8.60
									(3/18/2008)

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	91.6%	35	3	62,780	0			$6.89

TOTAL STABILIZED SHOPPING CENTERS (168)			17,992,891	88.7%	3,050	497	4,759,843	697,686			$8.98

DEVELOPMENTS AND REDEVELOPMENTS (8)
Cashmere	Port St. Lucie, FL	2003 Dev	4.0 acres
Coral Way N.E	Miami, FL	2003 Dev	4.0 acres
Homestead	Homestead, FL	2004 Dev	12.0 acres
Miramar Outparcels	Miramar, FL	Held for sale	2.0 acres
Oakbrook	Palm Beach Gdns, FL	1974 / 2000, 2003 Redev	210,115	65.1%	18	12	44,400		Publix	Eckerd, Duffy's, Stein Mart	13.44
									(10/31/2020)
Shops of Huntcrest	Lawrenceville, GA	2003	97,040	79.3%	13	13	54,340		Publix		12.48
									(1/31/2023)
Walden Woods	Plant City, FL	1985 / 1998, 2003 Redev	74,336	37.3%	10	2				Walgreens	8.65
Westridge	Donough, GA	2004 Dev	13.5 acres

TOTAL SHOPPING CENTERS & DEVELOPMENTS (176)			18,374,382	88.2%	3,091	524	4,858,583	697,686			$9.03

OTHER PROPERTIES (2)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	73.7%	3	7
Mandarin Mini-storage	Jacksonville, FL	1982	52,880	98.1%	529	5

GRAND TOTAL (178)			18,615,775	88.1%	3,623	536	4,858,583	697,686

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of June 30, 2003

Annual Minimum Rent
by State
AZ, TN, AL, VA, SC,
MS, KY
6%
North Carolina
5%
Louisiana
7%
Georgia
12%
Texas
18%
Florida
52%

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	74	8,334,327	1,602	234	92.1%	$76,182,593
Texas	32	3,104,459	549	96	81.3%	25,873,132
Georgia	21	2,453,089	363	81	88.8%	18,148,613
Louisiana	16	1,926,097	188	45	79.4%	9,733,575
North Carolina	12	1,139,220	163	40	90.2%	7,255,616
Arizona	3	346,656	66	10	83.0%	2,496,017
Tennessee	2	297,784	35	7	95.0%	1,731,161
Alabama	3	199,690	40	1	98.8%	1,585,561
Virginia	2	225,535	35	3	91.6%	1,422,409
South Carolina	4	242,218	35	3	86.9%	1,298,607
Mississippi	1	66,857	7	0	100.0%	403,816
Kentucky	1	38,450	8	4	80.6%	212,071

Total	171	18,374,382	3,091	524	88.2%	$146,343,171

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES

LEASING ACTIVITY

for the three months ending June 30, 2003

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

52	113,261	2,178	$12.30	$12.64	$1,431,830
			% Increase psf	2.7%
			Net Increase (AMR)		$38,219

New Leases (effective in the second quarter)

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

68	250,784	3,688	$11.29	$2,830,522

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

88	489,534	5,563	$8.23	$4,030,159
Net Absorption	(238,750)	New Leases — Lost Leases
Net Absorption	74,143	New Leases — Lost Leases excluding leases >= 10,000 square feet

New Leases (effective subsequent to second quarter)

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

60	334,968	5,583	$7.71	$2,580,972
		Net Gain/Loss) of AMR		($1,161,418)
		Net Gain/(Loss) of AMR including “subsequent” leases		$1,419,554

Retention Ratio	18.8%	Renewals / (Renewals + Lost Leases)
Retention Ratio	39.1%	Renewals / (Renewals + Lost Leases excluding leases >= 10,000 sq ft)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the six months ending June 30, 2003

Renewals

		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

127	315,487	2,484	$10.97	$11.36	$3,583,041
			% Increase psf	3.5%
			Net Increase (AMR)		$82,877

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

135	453,607	3,360	$11.36	$5,153,602

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

142	643,399	4,531	$9.00	$5,788,113
Net Absorption	(189,792)	New Leases — Lost Leases
Net Absorption	123,101	New Leases — Lost Leases excluding leases >= 10,000 square feet

New Leases (effective subsequent to second quarter)

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent

60	334,968	5,583	$7.71	$2,580,972
		Net Gain/Loss) of AMR		($551,634)
		Net Gain/(Loss) of AMR including “subsequent” leases		$2,029,338

Retention Ratio	32.9%	Renewals / (Renewals + Lost Leases)
Retention Ratio	48.8%	Renewals / (Renewals + Lost Leases excluding leases >= 10,000 sq ft)

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of June 30, 2003

					% of total
	Number		% of total	Annualized	annualized	Average
	of	Square	square	minimum	minimum	minimum
Tenant	stores	feet	feet	rent	rent	rent

Top ten tenants
Publix	40	1,734,381	9.4%	$12,531,057	8.6%	$7.23
Kroger	14	740,617	4.0%	5,417,801	3.7%	7.32
Winn Dixie	16	709,888	3.9%	4,526,751	3.1%	6.38
Wal-Mart	11	834,994	4.5%	3,687,045	2.5%	4.42
K mart	7	611,416	3.3%	3,254,442	2.2%	5.32
Blockbuster	26	156,429	0.9%	2,319,689	1.6%	14.83
Food Lion/ Kash N’ Karry	8	297,802	1.6%	1,948,574	1.3%	6.54
Eckerd	26	251,428	1.4%	1,916,090	1.3%	7.62
H.E. Butt Grocery	3	181,108	1.0%	1,793,855	1.2%	9.90
Safeway/ Randall’s	5	250,734	1.4%	1,616,186	1.1%	6.45

Sub-total top ten tenants	156	5,768,797	31.4%	$39,011,490	26.7%	$6.76

Remaining tenants	2,935	10,438,556	56.8%	107,331,681	73.3%	10.28

Sub-total all tenants	3,091	16,207,353	88.2%	$146,343,171	100.0%	$9.03

Vacant	524	2,167,029	11.8%	NA

Total including vacant	3,615	18,374,382	100.0%	$146,343,171	100.0%	$7.96

     Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of June 30, 2003

Supermarkets
Other Anchors
Local Tenants
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Thereafter

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of June 30, 2003

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	104	235,698	1.3%	$2,319,553	1.5%	$9.84
2003	342	767,745	4.2%	8,506,146	5.5%	11.08
2004	657	1,687,551	9.2%	19,741,926	12.8%	11.70
2005	651	1,832,340	10.0%	20,219,358	13.1%	11.03
2006	491	1,829,563	10.0%	21,033,490	13.6%	11.50
2007	370	1,740,243	9.5%	17,541,806	11.4%	10.08
2008	171	1,096,816	6.0%	11,816,430	7.7%	10.77
2009	52	939,835	5.1%	6,384,985	4.1%	6.79
2010	50	694,893	3.8%	4,906,638	3.2%	7.06
2011	38	808,145	4.4%	6,536,349	4.2%	8.09
2012	32	711,918	3.9%	6,167,870	4.0%	8.66
Thereafter	133	3,862,606	21.0%	28,976,834	18.8%	7.50

Sub-total / average	3,091	16,207,353	88.2%	$154,151,385	100.0%	$9.51

Vacant	524	2,167,029	11.8%	NA	NA	NA

Total / average	3,615	18,374,382	100.0%	$154,151,385	100.0%	$8.39

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of June 30, 2003

ANCHOR TENANTS (SF >= 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	2	55,850	0.5%	$35,400	0.1%	$0.63
2003	5	98,112	0.8%	726,326	1.1%	7.40
2004	22	532,359	4.5%	2,869,403	4.2%	5.39
2005	25	506,953	4.3%	2,569,957	3.8%	5.07
2006	32	863,441	7.3%	4,830,106	7.1%	5.59
2007	37	965,679	8.2%	6,052,191	9.0%	6.27
2008	29	707,787	6.0%	4,430,775	6.6%	6.26
2009	19	826,119	7.0%	4,545,529	6.7%	5.50
2010	16	446,635	3.8%	3,366,639	5.0%	7.54
2011	20	757,683	6.4%	5,376,356	8.0%	7.10
2012	17	647,272	5.5%	4,814,174	7.1%	7.44
Thereafter	83	3,692,519	31.3%	27,939,798	41.4%	7.57

Sub-total / average	307	10,100,409	85.6%	$67,556,654	100.0%	$6.69

Vacant	40	1,699,065	14.4%	NA	NA	NA

Total / average	347	11,799,474	100.0%	$67,556,654	100.0%	$5.73

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of June 30, 2003

LOCAL TENANTS (SF < 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	102	179,848	2.7%	$2,284,153	2.6%	$12.70
2003	337	669,633	10.2%	7,779,820	9.0%	11.62
2004	635	1,155,192	17.6%	16,872,523	19.5%	14.61
2005	626	1,325,387	20.2%	17,649,401	20.4%	13.32
2006	459	966,122	14.7%	16,203,384	18.7%	16.77
2007	333	774,564	11.8%	11,489,615	13.3%	14.83
2008	142	389,029	5.9%	7,385,655	8.5%	18.98
2009	33	113,716	1.7%	1,839,456	2.1%	16.18
2010	34	248,258	3.8%	1,539,999	1.8%	6.20
2011	18	50,462	0.8%	1,159,993	1.3%	22.99
2012	15	64,646	1.0%	1,353,696	1.6%	20.94
Thereafter	50	170,087	2.6%	1,037,036	1.2%	6.10

Sub-total / average	2,784	6,106,944	92.9%	$86,594,731	100.0%	$14.18

Vacant	484	467,964	7.1%	NA	NA	NA

Total / average	3,268	6,574,908	100.0%	$86,594,731	100.0%	$13.17

Note: Excludes Mandarin mini-storage facility, the industrial property and the five pending developments.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of June 30, 2003
(in thousands, except square footage data)

1)	Coral Way, N.E. Miami, Florida

We own a four acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Alegre, upon which we have commenced construction of a 25,000 square foot drug-store anchored shopping center with a target completion in the first quarter of 2004. This land parcel is reflected as a development property.

2)	Crossroads Square f/k/a University Mall Pembroke Pines, Florida

We have executed a ground lease with Lowe’s to accommodate their construction of a 177,000 square foot home improvement store on this property. Lowe’s will pay all the development and construction costs related to their store and the associated site area and parking. In conjunction with the Lowe’s lease, we will spend approximately $4,900 to redevelop the remainder of the property. The current configuration of the property is listed on the Property Status Report.

3)	Oakbrook Square Palm Beach Gardens, Florida

This property is a 225,000 square foot shopping center anchored by Publix. Jacobson’s closed their 90,000 square foot store in October 2002. Stein Mart has executed a lease to occupy 41,000 square feet of this space in the second quarter of 2003, and the balance is out for leasing. Redevelopment is currently underway to reconfigure a portion of the retail space, add additional parking and develop a 6,000 square foot outparcel, all at an estimated total cost of $4,060. The reconfigured property is listed on the Property Status Report.

4)	Salerno Village Stuart, Florida

We intend to redevelop this supermarket-anchored shopping center which we purchased in May 2002. Winn Dixie, the existing supermarket, has executed a new 20-year lease for 45,802 square feet, an increase from their current 31,503 square foot store. The redevelopment will cost approximately $4,936, will commence in the third quarter of 2003, and is expected to be completed in early 2004. The current configuration of the property is listed on the Property Status Report.

5)	Homestead Homestead, Florida

We own a 12 acre site adjacent to a master planned community in Homestead, Florida, approximately 25 miles south of Miami. We expect to develop a supermarket-anchored shopping center on this site in 2005, but have not yet finalized the development plan or the associated budget. The land parcel is reflected as a development property.

6)	Shops at Skylake Phase III North Miami Beach, Florida

We plan to complete the final phase of Skylake totaling approximately 120,000 square feet in the first quarter of 2004 at an additional cost of approximately $7,500. To date, we have executed a lease with LA Fitness Sports Clubs for a 45,000 square foot health club and 30,000 square feet is out for local tenant leasing. The current configuration of the property is listed on the Property Status Report.

7)	Cashmere Port St. Lucie, Florida

This is a four acre site adjacent to our Cashmere Corners retail center. We anticipate to commence construction of 20,000 square feet of retail space in the third quarter 2003. The project is expected to be completed in early 2004 at a cost of approximately $2,127. The land parcel is reflected as a development property.

8)	Miramar Outparcels Miramar, Florida

We own one outparcel which is under contract to be sold in the third quarter of 2003. The land parcel is reflected as a development property.

9)	Westridge Henry County, Georgia

We own a 13.5 acre site adjacent to a master planned community in Henry County, Georgia. We expect to develop a supermarket anchored center on this site in late 2004, but have not yet finalized the development plan or the associated budget. The land parcel is reflected as a development property.

10)	Walden Woods Plant City, Florida

We are redeveloping approximately 45,000 squre feet of this property in 2003, to accomodate a 20,000 square foot Dollar Store, an additional 13,000 square foot junior anchor and 12,000 square feet of local space at an estimated cost of $844. The current configuration is reflected on the Property Status Report.

11)	Ambassador Row Courtyard Lafayette, Louisiana

We intend to redevelop this property in 2003 at an cost of approximately $1,201. The current configuration is reflected on the Property Status Report.

Development and Redevelopment Cost Summary as of June 30, 2003

	Construction Costs

	Estimated	Funded as of	Balance to
Property	Cost	June 30, 2003	Complete

Coral Way, N.E	$3,662	$1,736	$1,926
Crossroads Square	4,900	3,345	1,555
Oakbrook Square	4,060	1,702	2,358
Salerno Village	4,936	403	4,533
Homestead	TBD	—	TBD
Shops at Skylake Phase III	7,500	2,525	4,975
Cashmere	2,127	300	1,827
Miramar	—	—	—
Westridge	TBD	—	TBD
Walden Woods	844	391	453
Ambassador Row Courtyard	1,201	—	1,201

Total	$29,230	$10,402	$18,828

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of June 30, 2003
(in thousands, except square footage data)

Acquisition Activity (excluding the IRT merger)

				Square Feet/	Purchase
Date Purchased	Property Name	City	State	Acres	Price

Feb-03	Westridge - land	McDonough	GA	13.5 acres	$1,688
May-03	Spring Shadow - HEB Supermarket	Houston	TX	62,661	3,500
Jul-03	Sheridan Plaza Shopping Center	Hollywood	FL	451,294	75,325
Jul-03	Butler Creek Shopping Center	Acworth	GA	95,597	12,100
Jul-03	Bandera Out-parcel	San Antonio	TX	6,000	533

Total					$93,146

Disposition Activity

				Square Feet/	Sales
Date Sold	Property Name	City	State	Acres	Price	Gain on Sale

Mar-03	Eckerd Melbourne	Melbourne	FL	10,908	$2,715	$177
Mar-03	Eckerd Leesburg	Leesburg	FL	12,739	4,050	326
Apr-03	Pompano Lowe’s	Pompano	FL	80,697	3,400	470
May-03	Shops at Huntcrest (2 out-parcels)	Lawrenceville	GA	2.9 acres	1,686	—
Jun-03	Oak Square Joint Venture interest	Gainsville	FL	N/A	2,230	901

Total					$14,081	$1,874

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of June 30, 2003
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre

2)	City Centre Parcel F Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 84% leased as of June 30, 2003. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,927 as of June 30, 2003, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

3)	Park Place Plano, Texas

Park Place is a 112,478 square foot retail center that was 100% leased as of June 30, 2003. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. The property is encumbered by a $15,000 interest-only loan bearing interest at LIBOR + 140, which matures in April 2005, which we have guaranteed. Equity One owns a 50.1% interest in this joint venture.

*	Equity One accounts for these three joint venture interests using the equity method as we do not consider ourselves to be in control of the major business decisions.

Sold joint ventures

1)	Oak Square Gainesville, Florida

On June 30, 2003, Equity One sold its 50% interest in this joint venture and received net proceeds of $2,230.

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended June 30, 2003

*	Data obtained from Yahoo Chart Services